UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 12, 2004


                       CCC INFORMATION SERVICES GROUP INC.

             (Exact name of registrant as specified in its chapter)

           Delaware                    000  -  28600             54-1242469

(State or other jurisdiction      (Commission File Number)     (IRS Employer
    of  incorporation)                                       Identification No.)


                           World Trade Center Chicago
                              444 Merchandise Mart
                             Chicago, Illinois 60654

                    (Address of Principal Executive Offices)

                        ---------------------------------

                                  312-222-4636

              (Registrant's telephone number, including area code)

                        ---------------------------------

ITEM 5. OTHER EVENTS
--------------------

On April 12, 2004, CCC Information Services Group Inc. issued a press release to announce that Reid E. Simpson, its executive vice president and chief financial officer, will leave the company to assume a similar position with eCollege. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(a)     Financial Statements of Business Acquired

        Not Applicable.

(b)     Pro Forma Financial Information

        Not Applicable.

(c)     Exhibits

        99.1   Press Release issued April 12, 2004.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 13, 2004                       CCC INFORMATION SERVICES GROUP INC.



                                             By:/s/ ROBERT S. GUTTMAN
                                                -----------------------
                                                Robert S. Guttman
                                                Senior Vice President,
                                                 General Counsel and Secretary



                                  EXHIBIT INDEX
                                  -------------

EXHIBIT  NUMBER          DESCRIPTION
---------------          -----------

99.1                     Press Release issued April 12, 2004.